EXHIBIT 24
                                                                      ----------


                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of an amendment or amendments to the Third Amended and Restated Joint Statement on Schedule 13D, dated November 19, 1999. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement this 15th day of April, 2003.

Date:    April 15, 2003


TAMMS INVESTMENT COMPANY, LIMITED PARTNERSHIP

By:      TAMMS MANAGEMENT
         CORPORATION, MANAGING
         GENERAL PARTNER

By:   /s/ Micky Arison
      -------------------------------------
      Micky Arison, President


TAMMS MANAGEMENT CORPORATION

By:   /s/ Micky Arison
      -------------------------------------
      Micky Arison, President


CONTINUED TRUST FOR MICKY ARISON, JMD DELAWARE, INC., TRUSTEE

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
      Stanford L. Stevenson, III
      Secretary of Corporate Trustee


MICKY ARISON 1997 HOLDINGS TRUST, JMD DELAWARE, INC., TRUSTEE

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
      Stanford L. Stevenson, III
      Secretary of Corporate Trustee

MA 1997 HOLDINGS, L.P., MA 1997 HOLDINGS, INC., GENERAL PARTNER

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
      Stanford L. Stevenson, III
      Secretary


MA 1997 HOLDINGS, INC.

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
      Stanford L. Stevenson, III
      Secretary


MICKY ARISON 1994 "B" TRUST,
JMD DELAWARE, INC., TRUSTEE

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
      Stanford L. Stevenson, III
      Secretary of Corporate Trustee


MA 1994 B SHARES, L.P., MA 1994
B SHARES, INC., GENERAL PARTNER

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
      Stanford L. Stevenson, III
      Secretary

MA 1994 B SHARES, INC.

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
     Stanford L. Stevenson, III
     Secretary


/s/ Micky Arison
----------------------------
Micky Arison


SHARI ARISON IRREVOCABLE GUERNSEY TRUST, BALLUTA LIMITED, TRUSTEE

By:   /s/ Robert J. Banfield
      -------------------------------------
      Robert J. Banfield


CONTINUED TRUST FOR SHARI ARISON DORSMAN, JMD DELAWARE, INC., TRUSTEE

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
     Stanford L. Stevenson, III
     Secretary of Corporate Trustee


TED ARISON 1994 IRREVOCABLE TRUST FOR SHARI NO. 1, CITITRUST
(JERSEY) LIMITED, TRUSTEE

By:   /s/ Debbie Sebire
      -------------------------------------
      Debbie Sebire, Director


/s/ Shari Arison
----------------------------
    Shari Arison


JMD DELAWARE, INC.

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
     Stanford L. Stevenson, III
     Secretary of Corporate Trustee


/s/ James M. Dubin
----------------------------
James M. Dubin


1992 IRREVOCABLE TRUST FOR LIN NUMBER TWO, THE ROYAL BANK OF SCOTLAND TRUST COMPANY (JERSEY) LIMITED, TRUSTEE

By:   /s/ David William Michael Ballingall
      -------------------------------------
      David William Michael Ballingall


By:   /s/ John Anthony Heaps
      -------------------------------------
      John Anthony Heaps


THE TED ARISON FAMILY FOUNDATION USA, INC.

By:   /s/ Arnaldo Perez
      -------------------------------------
      Arnaldo Perez


THE ROYAL BANK OF SCOTLAND TRUST COMPANY (JERSEY) LIMITED

By:   /s/ David William Michael Ballingall
      -------------------------------------
      David William Michael Ballingall


By:   /s/ John Anthony Heaps
      -------------------------------------
      John Anthony Heaps


MBA I, LLC

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
      Stanford L. Stevenson, III
      Vice President and
      Secretary


CITITRUST (JERSEY) LIMITED

By:   /s/ Debbie Sebire
      -------------------------------------
      Debbie Sebire, Director

JMD PROTECTOR, INC.

By:   /s/ James M. Dubin
      -------------------------------------
      James M. Dubin
      President, Director

BALLUTA LIMITED

By:   /s/ Robert J. Banfield
      -------------------------------------
      Robert J. Banfield


MARILYN B. ARISON IRREVOCABLE DELAWARE TRUST,
JMD DELAWARE, INC., TRUSTEE

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
     Stanford L. Stevenson, III
     Secretary of Corporate Trustee


CONTINUED TRUST FOR MICHAEL ARISON, JMD DELAWARE, INC., TRUSTEE

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
     Stanford L. Stevenson, III
     Secretary of Corporate Trustee


MICHAEL ARISON 1999 IRREVOCABLE DELAWARE TRUST
JMD DELAWARE, INC., TRUSTEE

By:   /s/ Stanford L. Stevenson, III
      -------------------------------------
     Stanford L. Stevenson, III
     Secretary of Corporate Trustee